UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2020
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)
(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:ss

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	SPKE	The NASDAQ Global Select Market
8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	SPKEP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Spark Energy, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders on May 20, 2020 (“Annual Meeting”). A total of 33,427,868 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), and Class B common stock, par value $0.01 per share (the “Class B common stock” and, together with the Class A common stock, the “Common Stock”), representing 94.97% of the total shares of Common Stock outstanding and eligible to vote as of the record date, were represented in person or by valid proxies at the Annual Meeting. This percentage constituted a quorum.  The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

Proposal 1:  The following nominee was elected to serve as a Class III director for a term expiring at the 2023 Annual Meeting by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Amanda E. Bush	27,480,274	432,359	5,515,235

Proposal 2:  The appointment of Ernst & Young LLP as the Company’s independent registered public accountant for the year ending December 31, 2020 was ratified by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
33,146,996	208,882	71,990	—

Proposal 3: The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
27,406,481	337,395	168,757	5,515,235

Proposal 4:  The results of the proposal to approve, on an advisory basis, the frequency of a vote approving, on an advisory basis, the compensation of the Company’s Named Executive Officers are set forth in the table below:

One Year	Two Years	Three Years	Abstain
27,652,633	32,035	163,122	64,843

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2020

Spark Energy, Inc.

By:	/s/ James G. Jones II
Name:	James G Jones II
Title:	Chief Financial Officer